UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2021

HYATT HOTELS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34521	20-1480589
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 North Riverside Plaza Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 750-1234

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, $0.01 par value	H	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 30, 2021, Hyatt Hotels Corporation (the “Company” or “Hyatt”) and Hotel Investors I, Inc., as borrowers, certain subsidiaries of the Company, as guarantors, the lenders party thereto and Wells Fargo Bank, National Association, as administrative agent, entered into a Fourth Amendment to Second Amended and Restated Credit Agreement (the “Revolver Amendment”). The Revolver Amendment amends the Second Amended and Restated Credit Agreement, dated as of January 6, 2014, by and among the Company and Hotel Investors I, Inc., the guarantors party thereto, the lenders party thereto and Wells Fargo Bank, National Association, as administrative agent, as amended by the First Amendment to Second Amended and Restated Credit Agreement, dated as of January 10, 2018, the Second Amendment to Second Amended and Restated Credit Agreement, dated as of April 21, 2020, and the Third Amendment to Second Amended and Restated Credit Agreement, dated as of March 18, 2021 (as amended, the “Revolving Credit Agreement”). The effectiveness of the Revolver Amendment, including the amendments described herein, is subject in all respects to the substantially concurrent consummation of the Transaction (as defined below). The Transaction is anticipated to close in the fourth quarter of 2021, subject to customary closing conditions.

The Revolver Amendment, in addition to other modifications, modifies the negative investments covenant under the Revolving Credit Agreement to permit the Company to acquire Apple Leisure Group (the “Transaction”), through the purchase of all of the outstanding equity interests of Casablanca Global GP Limited and Casablanca Global Intermediate Holdings L.P. (collectively, the “Acquired Entities”), pursuant to the Securities Purchase Agreement, dated as of August 14, 2021, previously disclosed by Hyatt in its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 16, 2021.

The Revolver Amendment also makes certain modifications to the Revolving Credit Agreement intended to incorporate the calculation of certain metrics consistent with the Acquired Entities’ historical practice under the Acquired Entities’ existing commercial bank facilities, which are expected to be discharged concurrently with the closing of the Transaction, including by amending the definition of “Consolidated Net Income” to permit certain adjustments specific to the Acquired Entities’ business. The Revolver Amendment also amends certain negative covenants to permit certain existing transactions by the Acquired Entities that are expected to remain in effect after the closing of the Transaction, and includes a post-closing covenant requiring certain of the Acquired Entities, and certain subsidiaries of the Acquired Entities, to become guarantors under the Revolving Credit Agreement, subject to certain conditions.

The $1.5 billion aggregate commitment amount under the revolving credit facility remains unchanged. As of August 31, 2021, no borrowings were outstanding under the Revolving Credit Agreement.

The foregoing description of the Revolver Amendment is qualified in its entirety by reference to the text of the Revolver Amendment, a copy of which is attached hereto as Exhibit 10.1, and incorporated herein by reference. The Revolver Amendment has been included as an exhibit to this filing to provide investors and security holders with information regarding its terms and is not intended to provide any other factual information about Hyatt or any of its subsidiaries. The representations and warranties in the Revolver Amendment were made only for the purposes of the Revolver Amendment, as of a specified date, and may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, or may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the Revolver Amendment are not necessarily characterizations of the actual state of facts concerning Hyatt or any of its subsidiaries at the time they were made or otherwise and should only be read in conjunction with the other information that Hyatt makes publicly available in reports, statements and other documents filed with the SEC.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document Description

10.1	Fourth Amendment to Second Amended and Restated Credit Agreement, dated as of August 30, 2021, among Hyatt Hotels Corporation and Hotel Investors I, Inc., as Borrowers, certain subsidiaries of Hyatt Hotels Corporation, as Guarantors, the lenders party thereto and Wells Fargo Bank, National Association, as Administrative Agent

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

Forward-Looking Statements in this Current Report on Form 8-K, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements about the Company’s proposed acquisition of Apple Leisure Group, including the expected timeline for completing the acquisition and the closing of the acquisition, and involve known and unknown risks that are difficult to predict. As a result, our actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, among others, the risks discussed in the Company’s filings with the SEC, including our annual report on Form 10-K and subsequent reports, which filings are available from the SEC. We caution you not to place undue reliance on any forward-looking statements, which are made only as of the date of this Current Report on Form 8-K. We do not undertake or assume any obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hyatt Hotels Corporation

Date: August 31, 2021	By:	/s/ Joan Bottarini
Name: Joan Bottarini
Title: Executive Vice President, Chief Financial Officer